================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               -----------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 29, 2001


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                     0-21802                34-1741211
(STATE OR OTHER JURISDICTION         (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)          IDENTIFICATION NO.)


    3450 W. CENTRAL AVENUE, SUITE 328
              TOLEDO, OHIO                                       43606
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (419) 535-6374



================================================================================

ITEM 5.           OTHER EVENTS

                  N-Viro International ("NVIC" or the "Company") announced today that it has received a letter from the NASDAQ regarding the Company's continued listing on the NASDAQ SmallCap Market. The NASDAQ maintains that the Company is in violation of a listing rule requiring all listed companies to maintain either
(1) a net tangible asset value of $2,000,000 or more, or (2) $2,500,000 or more in stockholders' equity, or (3) a market capitalization of $35,000,000, or (4) net income of at least $500,000 for the most recently completed fiscal year or two of the three most recently completed fiscal years. Presently, the Company does not satisfy any of these requirements. As of September 30, 2001, the value of the Company's net tangible assets was $1,874,950. As of November 28, 2001, the Company's market capitalization was $2,617,246. Additionally, the Company has not had net income of $500,000 or more in any of the three most recently completed fiscal years.

                  The NASDAQ staff presently is reviewing the Company's eligibility for continued listing on the NASDAQ market. To assist the staff in its review, the Company has been asked to provide the staff with a plan to achieve and sustain compliance with all NASDAQ market listing requirements. Initially, the Company was to have provided this information to the NASDAQ by December 13, 2001. However, the Company requested and received from the NASDAQ and extension until January 4, 2002. No action will be taken regarding de-listing until after this date.

                  The Company is hopeful that it will be able to demonstrate to NASDAQ that current developments will enable the Company to meet one or more of the listing requirements.

                  Additionally, the Company also announced that on November 29, 2001, N-Viro International Corporation and its Chief Financial Officer, James McHugh, both pled guilty in North Carolina District Court (Wake County) to eight separate misdemeanor charges for "failure to file" sales taxes under North Carolina law. The pleas were an "Alford" plea, by which parties do not admit guilt but also do not contest the court's entry of the penalty against them.

                  N-Viro was assessed a fine of $20,000, which it paid the day of the plea. Mr. McHugh was assessed a fine of $1,750, which he paid the day of the plea. N-Viro also agreed not to contest civil penalties, the discussions regarding which are not to begin until after the plea. Since neither Defendant was placed on probation and neither received a suspended sentence, the criminal matter was entirely resolved by payment of the fines on November 29, 2001.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:       December 4, 2001               By:   /s/  James K. McHugh
       -----------------------------           -------------------------------
                                                       James K. McHugh
                                                       Chief Financial Officer